Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2015 pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

I, S. Hoby Darling, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Skullcandy, Inc.

November 6, 2015	By:	/s/ S. HOBY DARLING
S. Hoby Darling,
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Skullcandy, Inc. and will be retained by Skullcandy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

I, Jason Hodell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Skullcandy, Inc.

November 6, 2015	By:	/s/ JASON HODELL
Jason Hodell
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Skullcandy, Inc. and will be retained by Skullcandy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.